Exhibit 10.26.4

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT
                                February 27, 2004

         Reference is made to that certain Security Agreement dated December 30, 2003 made by INYX, Inc., a Nevada corporation (the "Borrower") in favor LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands (the "Laurus"") (the "Security Agreement") pursuant to which, among other things, the Borrower issued a secured minimum borrowing note in the original principal amount of One Million Dollars ($1,000,000) (the " MB Note") and a secured revolving note in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Revolving Note") to Laurus. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

         WHEREAS, the Borrower and Laurus have agreed to amend the Security Agreement to change certain terms of the MB Note to increase the original principal amount thereof to Two Million Dollars ($2,000,000) and to increase the original principal amount of the Revolving Note to Three Million Five Hundred Thousand Dollars ($3,500,000) and the Borrower desires to make such changes; and

         WHEREAS the Borrower and Laurus agree that on the date hereof $________ is outstanding under the MB Note and $________ is outstanding under the Revolving Note.

         NOW, THEREFORE, in consideration for the execution and delivery by the Borrower of this amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 2 (a)(i) of the Security Agreement is hereby deleted in its entirety and the following inserted in its stead:

                  "2. Loans. (a)(i) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Laurus may make loans (the "Loans") to the Company from time to time during the Term which, in the aggregate at any time outstanding, will not exceed the lesser of
         (x) (I) the Capital Availability Amount minus (II) such reserves as Laurus may reasonably in its good faith judgment deem proper and necessary from time to time (the "Reserves") or (y) an amount equal to
         (I) the Accounts Availability minus (II) the Reserves. The amount derived at any time from Section 2(a)(i)(y)(I) minus 2(a)(i)(y)(II) shall be referred to as the "Formula Amount". Company shall execute and deliver to Laurus on the Closing Date a Minimum Borrowing Note and a Secured Revolving Note evidencing the Loans funded on the Closing Date. From time to time thereafter, Company shall execute and deliver to Laurus immediately prior to the final funding of each additional USD$2,000,000 tranche of Loans (calculated on a cumulative basis for each such tranche) an additional Minimum Borrowing Note evidencing such tranche, in the form of Note delivered by Company to Laurus on the Closing Date. Notwithstanding anything herein to the contrary, whenever during the Term the outstanding balance on the Revolving Note should equal or exceed USD$3,500,000, to the extent that the outstanding


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         balance on Minimum Borrowing Note shall be less than USD$2,000,000 (the difference of USD$2,000,000 less the actual balance of the Minimum Borrowing Note, the "Available Minimum Borrowing"), such portion of the balance of the Revolving Note as shall equal the Available Minimum Borrowing shall be deemed to be simultaneously extinguished on the Revolving Note and transferred to, and evidenced by, the Minimum Borrowing Note

         2. Section 2(c) of the Security Agreement is hereby is deleted in its entirety and the following inserted in its stead:


                  "2.2(c) Minimum Borrowing Amount. After a registration statement registering the Registrable Securities has been declared effective by the SEC, conversions of the Minimum Borrowing Amount into the common stock of Company may be initiated as set forth in the Minimum Borrowing Note. From and after the date upon which any outstanding principal of the Minimum Borrowing Amount (as evidenced by the first Minimum Borrowing Note) is converted into common stock (the "First Conversion Date"), (i) corresponding amounts of all outstanding Loans (not attributable to the then outstanding Minimum Borrowing Amount) existing on or made after the First Conversion Date will be aggregated until they reach the sum of $2,000,000, (ii) Company will issue a new (serialized) Minimum Borrowing Note to Laurus in respect of such $2,000,000 aggregation, and (iii) Company shall prepare and file a subsequent registration statement with the SEC to register shares of its' common stock that will be issued in accordance with such subsequent Minimum Borrowing Note in accordance with the terms of the Registration Rights Agreement."

         3. The definition of "Minimum Borrowing Amount" contained in Annex A to the Security Agreement is hereby deleted in its entirety and the following inserted in its stead:

                           "Minimum  Borrowing Amount" means  $2,000,000,  which
                  such aggregate amount shall be evidenced by Minimum Borrowing Notes."


         4. The definition of "Revolving Note" contained in Annex A to the Security Agreement is hereby deleted in its entirety and the following inserted in its stead:

                           ""Revolving  Note" means that secured  revolving note
                  made by the Company in favor of Laurus in the aggregate principal amount of up to Three Million Five Hundred Thousand United States Dollars (USD$3,500,000)."


         5.







         6. The foregoing amendments shall be effective as of the date hereof.

         7. There are no other amendments to the Security Agreement, and all of the other forms, terms and provisions of the Security Agreement remain in full force and effect.

         8. The Borrower hereby represents and warrants to Laurus that as of the date hereof all representation, warranties and covenants made by Borrower in connection with the Security Agreement are true correct and complete and all of Borrower's covenants requirements have been met.


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         IN WITNESS  WHEREOF,  each of the  Borrower  and Laurus has caused this
Amendment No. 1 to Security Agreement signed in its name effective as of this 25th day of February, 2004.


                                             INYX, INC.


                                             By:________________________________
                                                Name:
                                                Title:



                                             LAURUS MASTER FUND, LTD.


                                             By:________________________________
                                                Name:
                                                Title: